Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Pinnacle Foods Group Inc. (the “Registrant”) on Form 10-Q for the period ended June 26, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, N. Michael Dion, Executive Vice President and Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	August 9, 2005
/s/ N. MICHAEL DION

N. Michael Dion Executive Vice President and Chief Financial Officer

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